SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 2, 2002

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

         DELAWARE                    0-26483                 94-3236309
(State or other jurisdiction    (Commission File       (I.R.S. Employer of
   Identification Number)            Number)      incorporation or organization)

             1000 MARINA BLVD., SUITE 200 BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

        Registrants Telephone Number, Including Area Code: (650) 624-1000

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Item 5. Other Events.

On July 2, 2002, VaxGen, Inc. (the "Company") announced that its May 1, 1996 License and Supply Agreement with Genentech, Inc. has been revised to give the Company greater flexibility in commercializing the Company's AIDS vaccine candidate.

The press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

The Amended and Restated License and Supply Agreement between VaxGen, Inc., and Genentech, Inc., entered into as of May 1, 2002 is filed herewith as Exhibit
99.2 and incorporated herein by reference.

On July 8, 2002, the Company announced that Piers Whitehead has joined the Company as Vice President of Corporate and Business Development.

The press release is filed herewith as Exhibit 99.3 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

      EXHIBIT       DESCRIPTION

      99.1          Press Release issued July 2, 2002.

      99.2 Amended and Restated License and Supply Agreement between VaxGen, Inc., and Genentech, Inc., entered into as of May 1, 2002.

      99.3          Press Release issued July 8, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 VaxGen, Inc.
                                                 (Registrant)


Dated: July 15, 2002                             By: /s/ Carter A. Lee
                                                 ---------------------------
                                                 Carter A. Lee
                                                 Senior Vice President
                                                 Finance & Administration

                                  EXHIBIT INDEX

EXHIBIT No.         DESCRIPTION
-----------         -----------

    99.1            Press Release issued July 2, 2002.

    99.2 Amended and Restated License and Supply Agreement between VaxGen, Inc., and Genentech, Inc., entered into as of May 1, 2002.

    99.3            Press Release issued July 8, 2002.